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Ohio National Fund, Inc.

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Ohio National Fund, Inc.	One Financial Way Cincinnati, Ohio 45242 Post Office Box 237 Cincinnati, Ohio 45201-0237

July [ ], 2020

Dear Variable Contract or Policy Owner:

As a variable contract or policy owner with contract or policy values allocated to Ohio National Fund’s (the “Fund”) ON AB Mid Cap Core Portfolio and/or ON AB Small Cap Portfolio (the “Portfolios”), you are receiving this Information Statement relating to recent changes approved by the Fund’s Board of Directors (the “Board”).

At an in-person meeting on February 17, 2021, the Board approved a change in sub-adviser for the Portfolios and new sub-advisory agreements between Ohio National Investments, Inc. and AllianceBernstein L.P., appointing AllianceBernstein L.P. as the new sub-adviser to the Portfolios. These changes became effective on May 1, 2021.

This statement is being sent for your information only and you are not required to take any action.

As always, we thank you for your confidence and support.

Sincerely,

Tara York

President

INFORMATION STATEMENT

OHIO NATIONAL FUND, INC.

One Financial Way

Montgomery, Ohio 45242

ON AB Mid Cap Core Portfolio

(formerly the ON Janus Henderson Venture Portfolio)

ON AB Small Cap Portfolio

(formerly the ON Janus Henderson Enterprise Portfolio)

(the “Portfolios”)

This Information Statement provides information concerning the Portfolios. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This document is for informational purposes only and you are not required to take any action.

This Information Statement is being distributed in connection with the following changes approved by the Board of Directors (the “Board” or “Directors”) of Ohio National Fund, Inc. (the “Fund”) at an in-person meeting on February 17, 2021 (the “Meeting”): a change in sub-adviser for the Portfolios and new sub-advisory agreements between Ohio National Investments, Inc. (the “Adviser”) and AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”), appointing AllianceBernstein as the new sub-adviser for the Portfolios (the “Sub-Advisory Agreements”). These changes became effective on May 1, 2021.

Pursuant to an exemptive order received by the Fund from the Securities and Exchange Commission (“SEC”), the Adviser may change sub-advisers or hire new sub-advisers for the Fund’s portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of the Adviser (the “Exemptive Order”). On April 30, 2002, shareholders of the Fund authorized the Adviser to enter into sub-advisory agreements pursuant to the Exemptive Order. As a condition of such order, the Adviser must furnish shareholders of the affected portfolio(s) with certain information about new advisory and sub-advisory agreements. This Information Statement is intended to comply with that condition. The Information Statement is first being sent on or about July [ ], 2021 to shareholders of record of the Portfolios as of the close of business on May 1, 2021.

I.	Background

At the Meeting, a majority of the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”) within the meaning of that term under the Investment Company Act of 1940, as amended, (the “Act”) approved the change in sub-adviser for the Portfolios from Janus Capital Management LLC (“Janus”) to AllianceBernstein, effective May 1, 2021. At the Meeting, the Board, including a majority of the Independent Directors, also approved the Sub-Advisory Agreements, effective May 1, 2021. The appointment of AllianceBernstein as sub-adviser for the Portfolios was made in accordance with the Exemptive Order and does not require shareholder approval. The Adviser is not affiliated with AllianceBernstein. In connection with the appointment of AllianceBernstein as sub-adviser for the Portfolios, the advisory fee structure of the Portfolios changed and the advisory agreement (“Investment Advisory Agreement”) with the Adviser was amended to incorporate such changes. At the meeting, the Board, including a majority of the Independent Directors, also approved changing the name of the ON Janus Henderson Enterprise Portfolio to the ON AB Mid Cap Core Portfolio, and the ON Janus Henderson Venture Portfolio to the ON AB Small Cap Portfolio.

II.	Sub-Advisory Agreements

The following is a brief summary of the material terms of the Sub-Advisory Agreements, which are attached as Appendix A. You should read Appendix A for a complete understanding of the Sub-Advisory Agreements.

The material terms of the Sub-Advisory Agreements are substantially similar to the sub-advisory agreements with the prior sub-adviser for the Portfolios, which were approved by the Board without submission to shareholders. The Sub-Advisory Agreements provide that the Sub-Adviser will, among other things:

(1)	provide investment advice and recommendations to the Portfolios with respect to the Portfolios’ investments, consistent with the Portfolios’ investment policies and restrictions;

(2)	arrange for the purchase and sale of the Portfolios’ securities;

(3)	provide, at its expense, all necessary investment and management facilities; and

(4)	provide periodic reports regarding the investment activity and composition of the Portfolios.

III.	Advisory and Sub-Advisory Fee Arrangements

In connection with the appointment of AllianceBernstein as sub-adviser for the Portfolios, the advisory fee structure of the Portfolios changed and the advisory agreement with the Adviser was amended to incorporate such changes. As compensation for its services to the Portfolios, the Adviser receives monthly fees from the Portfolios on the basis of the Portfolios’ average daily net assets during the month for which the fees are paid. Below is a comparison of the advisory fees to be paid to the Adviser under the advisory agreement as amended (the “New Advisory Fee”), as opposed to the annual rates under the advisory agreement prior to the amendment (the “Prior Advisory Fee”):

ON AB Mid Cap Core Portfolio
New Advisory Fee	Prior Advisory Fee
0.715% of first $100 million	0.85% of first $100 million
0.71% of next $200 million	0.80% over $100 million
0.69% of next $200 million	0.75% of next $300 million
0.66% over $500 million	0.70% over $500 million

For the fiscal year ended December 31, 2020, the Adviser received $840,490 in advisory fees for management of the Portfolio, which was 0.85% of the Portfolio’s average daily net assets. If the New Advisory Fee had been in effect for the year ended December 31, 2020, the Adviser would have received $710,073 in advisory fees, or a net advisory fee of 0.72% of the Portfolio’s average daily net assets.

ON AB Small Cap Portfolio
New Advisory Fee	Prior Advisory Fee
0.73% of first $400 million	0.80% of first $150 million
0.675% of next $200 million	0.75% of next $150 million
0.63% over $600 million	0.70% of next $300 million
0.65% over $600 million

For the fiscal year ended December 31, 2020, the Adviser received $1,282,182 in advisory fees for management of the Portfolio, which was 0.80% of the Portfolio’s average daily net assets. If the New Advisory Fee had been in effect for the year ended December 31, 2020, the Adviser would have received $1,179,908 in advisory fees, or a net advisory fee of 0.73% of the Portfolio’s average daily net assets.

In connection with the change in sub-adviser for the Portfolios to AllianceBernstein, the sub-advisory fee structure of the Portfolios also changed. The sub-advisory fees are paid from the Adviser’s assets and do not affect the Portfolios’ total expenses. The sub-advisory fees under the Sub-Advisory Agreements for the Portfolios are paid by the Adviser at the following effective annualized rates (on the basis of the Portfolios’ average daily net assets) (the “New Sub-Advisory Fees”), which are different from the annual rates under the prior sub-advisory agreements with Janus (the “Prior Sub-Advisory Fees”), as shown in the table below:

ON AB Mid Cap Core Portfolio
New Sub-Advisory Fee	Prior Sub-Advisory Fee
0.28% of first $100 million	0.60% of first $100 million
0.27% of next $200 million	0.55% of next $100 million
0.265% of next $200 million	0.50% of next $200 million
0.60% over $500 million

For the fiscal year ended December 31, 2020, the Adviser paid $592,796 in sub-advisory fees, which was 0.60% of the Portfolio’s average daily net assets. If the New Sub-Advisory Fee had been in effect for the year ended December 31, 2020, the Adviser would have paid $277,819 in sub-advisory fees, or a net sub-advisory fee of 0.28% of the Portfolio’s average daily net assets.

ON AB Small Cap Portfolio
New Sub-Advisory Fee	Prior Sub-Advisory Fee
0.32% of first $400 million	0.55% of first $150 million
0.29% of next $200 million	0.45% over $150 million
0.255% over $600 million

For the fiscal year ended December 31, 2020, the Adviser paid $871,965 in sub-advisory fees, which was 0.54% of the Portfolio’s average daily net assets. If the New Sub-Advisory Fee had been in effect for the year ended December 31, 2020, the Adviser would have paid $517,360 in sub-advisory fees, or a net sub-advisory fee of 0.32% of the Portfolio’s average daily net assets.

IV.       Information About the Sub-Adviser

AllianceBernstein L.P.

AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein is a Delaware limited partnership, the majority of the limited partnership units of which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2020, AllianceBernstein managed approximately $686 billion in assets.

The following are the names and principal occupations of the principal executive officers and directors of AllianceBernstein.

Name	Principal Occupation
Seth Bernstein	President and Chief Executive Officer
Kate Burke	Chief Operating Officer
Ali Dibadj	Chief Financial Officer and Head of Strategy
Laurence E. Cranch	Chief Legal Officer
Ramon De Oliveira	Independent Chairman of the Board of Directors
Paul Audet	Independent Director
Nella Domenici	Independent Director
Jeffrey J. Hurd	Affiliated Director
Daniel G. Kaye	Affiliated Director
Nicholas Lane	Affiliated Director
Seth Bernstein	Affiliated Director
Mark Pearson	Affiliated Director
Kristi A. Matus	Independent Director
Das Narayandas	Independent Director
Bertram L. Scott	Independent Director
Charles G. T. Stonehill	Independent Director

V.	Board Approval of the Advisory and Sub-Advisory Agreements

At a meeting of the Independent Directors on February 16, 2021 and a meeting of the Board of Directors held on February 17, 2021, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an amendment to the Investment Advisory Agreement between the Adviser and the Fund and new Sub-Advisory Agreements between the Adviser and AllianceBernstein for the Portfolios. A representative of the Adviser reminded the Directors that AllianceBernstein already serves as a sub-adviser to another portfolio of the Fund. The Adviser recommended approving the Sub-Advisory Agreements. The Directors met with representatives of the Adviser and AllianceBernstein to discuss how the Portfolios would be managed.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of AllianceBernstein, which has the responsibility for supervising and managing the assets in the Portfolios on a fully discretionary basis. They also noted that the Adviser will report to the Board on its analysis of AllianceBernstein’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expense accruals and preparing each Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.

In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance for a strategy similar to that of each Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by AllianceBernstein.

The Directors, including all the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreements in a private session with such counsel at which no representatives of management, the Adviser or AllianceBernstein were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating whether to amend the Advisory Agreement and approve the Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching their conclusions with respect to approving the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreements.

Nature, Extent and Quality of Services

The Board noted that it evaluated the nature, extent and quality of the advisory services provided to each Portfolio by the Adviser at meetings held on November 11, 2020, at which time it renewed the Investment Advisory Agreement. As part of that renewal, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to the Portfolios and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board also evaluated the nature, extent and quality of the advisory services anticipated to be provided by AllianceBernstein. As part of its review of AllianceBernstein, the Board reviewed information regarding AllianceBernstein’s operations, procedures and personnel. The Directors considered the capabilities and resources that AllianceBernstein is expected to dedicate to performing services on behalf of the Portfolios, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance program of AllianceBernstein, and reviewed information on AllianceBernstein’s portfolio management and brokerage practices. The Directors noted that they were familiar with the quality of services AllianceBernstein provides to another portfolio of the Fund. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolios by AllianceBernstein.

Investment Performance

ON Janus Henderson Enterprise Portfolio (now known as ON AB Mid Cap Core Portfolio). The Directors reviewed information showing the performance of a hypothetical portfolio using the strategies that AllianceBernstein intended to implement in the Portfolio (the “Hypothetical Portfolio”) and compared it to the performance of the Russell Mid Cap Index. The Directors noted that the Hypothetical Portfolio outperformed the index for the 1-, 3-, 5- and 10-year periods ended December 31, 2020. Based on this performance, the Directors concluded that the AllianceBernstein has the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of AllianceBernstein, and the Adviser’s timeliness in responding to performance issues.

ON Janus Henderson Venture Portfolio (now known as ON AB Small Cap Portfolio). The Directors reviewed information showing the performance of a hypothetical portfolio using the strategies that AllianceBernstein intended to implement in the Portfolio (the “Hypothetical Portfolio”) and compared it to the performance of the Russell 2000 Growth Index. The Directors noted that the Hypothetical Portfolio trailed the index over the 1-year period, but outperformed the index for the 3- and 5- year periods ended December 31, 2020. Based on this performance, the Directors concluded that the AllianceBernstein has the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of AllianceBernstein, and the Adviser’s timeliness in responding to performance issues.

Fees and Expenses

The Board reviewed each Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group, as well as a chart showing where each Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees. Each chart showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the applicable Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to AllianceBernstein. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to AllianceBernstein. The Directors discussed the sub-adviser oversight provided by the Adviser and the strategic analysis the Adviser provides to the Board on sub-adviser performance. The Directors relied on the ability of the Adviser to negotiate the terms of each of the Sub-Advisory Agreements, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with AllianceBernstein. The Directors noted that the proposed advisory fee payable by each Portfolio was well within the range of fees payable by the Portfolio’s peer group and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees are paid by the Adviser and not by the Portfolios, the Adviser is incentivized to negotiate a favorable fee. The Directors considered that each Portfolio’s proposed advisory fee was significantly lower than the current advisory fee. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.

Profitability and Economies of Scale

The Board noted that it reviewed the profitability of the Adviser at the November 11, 2020, Board of Director’s meeting, noting the Adviser reported a pre-tax operating margin of -3.5% for the ON Janus Henderson Enterprise Portfolio (now known as the ON AB Mid Cap Core Portfolio) and a pre-tax operating margin of -3.3% for the ON Janus Henderson Venture Portfolio (now known as the ON AB Small Cap Portfolio). The Adviser represented there was no material change in profitability since that time. The Board also considered whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio.

The Directors noted that the advisory fee schedules contain breakpoints that would reduce the applicable advisory fees on assets above a specified level as each Portfolio’s assets increase. The Directors also noted that each Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. After considering the Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the proposed breakpoints are appropriate.

After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and Sub-Advisory Agreements with respect to each Portfolio, in addition to the conclusions set forth above: (a) the Adviser and AllianceBernstein possess the capability and resources to perform the duties required of them under the Advisory Agreement and each Sub- Advisory Agreement; (b) the investment philosophy, strategies and techniques of AllianceBernstein are appropriate for pursuing each Portfolio’s investment objective; (c) AllianceBernstein is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Adviser and AllianceBernstein maintain appropriate compliance programs. Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the amendment to the Advisory Agreement and approval of the Sub-Advisory Agreements were in the best interests of the Portfolios and their shareholders. Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendments to the Advisory Agreement and approve the Sub-Advisory Agreements.

VI.	Other Information

The Adviser and Administrator. The Adviser serves as investment adviser for the Fund and all of its portfolios. The Adviser is wholly-owned by The Ohio National Life Insurance Company (“ONLIC”), which serves as the principal administrator for the Fund. The Adviser and ONLIC are located at One Financial Way, Montgomery, Ohio 45242.

Annual and Semi-Annual Reports. The Fund has previously sent its most recent Annual Report and Semi-Annual Report to its shareholders. Copies of them are available, without charge, by writing to the Fund at One Financial Way, Montgomery, Ohio 45242 or by calling 877.665.6642.

Outstanding Shares. The Portfolios have one class of shares, 100% of which are owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”), National Security Life and Annuity Company (“NSLAC”) and four other portfolios of the Fund (ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio and ON Growth Model Portfolio). The address of Ohio National, NSLAC and the Fund is One Financial Way, Montgomery, Ohio 45242.

As of June 1, 2021, there were 1,738,803 shares of the ON AB Mid Cap Core Portfolio issued and outstanding. ONLIC owned 53.43% of these shares; ONLAC owned 10.17%; NSLAC owned 0.48%; ON Moderately Conservative Model Portfolio owned 2.75%; ON Balanced Model Portfolio owned 10.47%; ON Moderate Growth Model Portfolio owned 18.5%; and ON Growth Model Portfolio owned 4.2%. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Ohio National Fund, Inc., as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	847,939	48.77%
Ohio National Variable Account B	14,865	0.85%
Ohio National Variable Account C	55,815	3.21%
Ohio National Variable Account D	10,359	0.6%
Ohio National Variable Account R	176,867	10.17%
National Security Variable Account N	8,413	0.48%
ON Moderately Conservative Model Portfolio	47,765	2.75%
ON Balanced Model Portfolio	182,103	10.47%
ON Moderate Growth Model Portfolio	321,594	18.5%
ON Growth Model Portfolio	73,085	4.2%

As of June 1, 2021, there were 3,827,617 shares of the ON AB Small Cap Portfolio issued and outstanding. ONLIC owned 49.2% of these shares; ONLAC owned 8.3%; NSLAC owned 1.8%; ON Moderately Conservative Model Portfolio owned 1.7%; ON Balanced Model Portfolio owned 6.4%; ON Moderate Growth Model Portfolio owned 22.4%; and ON Growth Model Portfolio owned 10.2%. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Ohio National Fund, Inc., as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	1,537,570	40.2%
Ohio National Variable Account B	27,588	0.7%
Ohio National Variable Account C	303,929	7.9%
Ohio National Variable Account D	14,977	0.4%
Ohio National Variable Account R	317,612	8.3%
National Security Variable Account N	68,863	1.8%
ON Moderately Conservative Model Portfolio	64,101	1.7%
ON Balanced Model Portfolio	243,705	6.4%
ON Moderate Growth Model Portfolio	859,274	22.4%
ON Growth Model Portfolio	389,998	10.2%

Director Ownership in the Fund. None of the Directors of the Fund directly owns shares of the Fund. With the exception of Christopher A. Carlson, the Directors owned no variable contracts issued by ONLIC or NSLAC that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. As of December 31, 2020, the Directors owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Portfolios.

SUB-ADVISORY AGREEMENT

This Agreement is made as of May 1, 2021, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and AllianceBernstein L.P., a Delaware master limited partnership (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON AB Small Cap Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.	Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the ON AB Small Cap Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d)	In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

SECTION 2.	Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.	Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.	Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.320% of the first four hundred million dollars ($400 million) of the average daily net assets of the Portfolio, 0.290% of the next two hundred million dollars ($200 million) and 0.255% of the average daily net assets of the Portfolio in excess of six hundred million dollars ($600 million) (the "Sub-Advisory Fees"). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.	Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.	Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.	Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.	Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.	Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a master limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d) This Agreement is a valid and binding agreement of the Sub-Adviser;

(e) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 10.	Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) This Agreement is a valid and binding agreement of the Adviser;

(e) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement;

(f) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 11.	Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 12.	Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 13.	Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Brian Horvath

AllianceBernstein

One Nashville Place

150 Fourth Avenue N

Nashville, TN 37219

With a copy to:

Subadvisory Compliance

AllianceBernstein

One Nashville Place

150 Fourth Avenue N

Nashville, TN 37219

SECTION 14.	Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 15.	Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 16.	Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 17.	Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 18.	General

(a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated.

(b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

AllianceBernstein L.P.

By:	/s/ Matthew S. White
Matthew S. White, Assistant Secretary

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, Vice President

SUB-ADVISORY AGREEMENT

This Agreement is made as of May 1, 2021, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and AllianceBernstein L.P., a Delaware master limited partnership (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON AB Mid Cap Core Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.	Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the ON AB Mid Cap Core Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(e)	In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(3)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

SECTION 2.	Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.	Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.	Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.28% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, 0.27% of the next two hundred million dollars ($200 million) of the average daily net assets of the Portfolio, 0.265% of the next two hundred million dollars ($200 million) and 0.26% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500 million) (the "Sub-Advisory Fees"). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.	Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.	Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.	Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.	Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.	Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a master limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d) This Agreement is a valid and binding agreement of the Sub-Adviser;

(e) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 10.	Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) This Agreement is a valid and binding agreement of the Adviser;

(e) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement;

(f) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of

Ethics as may be amended from time to time.

SECTION 11.	Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 12.	Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 13.	Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Brian Horvath

AllianceBernstein

One Nashville Place

150 Fourth Avenue N

Nashville, TN 37219

With a copy to:

Subadvisory Compliance

AllianceBernstein

One Nashville Place

150 Fourth Avenue N

Nashville, TN 37219

SECTION 14.	Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 15.	Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 16.	Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 17.	Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 18.	General

(a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated.

(b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

AllianceBernstein L.P.

By:	/s/ Matthew S. White
Matthew S. White, Assistant Secretary

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, Vice President